                                                                   EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 16, 1996, relating to the financial statements and financial highlights of the Equity Income Fund, the Small Cap Fund, the International Fund, the Balanced Income Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (seven of the eight separately managed portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "General Information About the Trust'' in such Statement of Additional information and to the reference to us under the heading "Financial Highlights" is such Prospectus.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
September 25, 1996

                                                                     EXHIBIT 11




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of our report dated
August 16, 1996, relating to the financial statements and financial highlights of the Equity Fund for Insurance Companies (one of the eight separately managed portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "General Information About the Trust" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.



/s/ Price Waterhouse LLP
    -------------------------
PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
September 25, 1996